---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

--------------------------------------------------------------------------------


                                      The
                                  Southeastern
                                     Thrift
                                    and Bank
                                   Fund, Inc.

                               SEMIANNUAL REPORT

                                  June 30, 2000

                      ------------------------------------
                                   DIRECTORS
                               Franklin C. Golden
                               Robert G. Freedman
                              Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III

                                    OFFICERS
                               Franklin C. Golden
                                   President
                                Robert E. Gramer
                                   Treasurer
                                James K. Schmidt
                                 Vice President
                                Reinaldo Pascual
                                   Secretary

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                 AND REGISTRAR
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                           Kilpatrick & Stockton LLP
                             1100 Peachtree Street
                          Atlanta, Georgia 30309-4530


                           Listed NASDAQ Symbol: STBF
                           For Shareholder Assistance
                                Refer to Page 14
                  ---------------------------------------------

==============================PRESIDENTS'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

A year's worth of interest-rate hikes by the Federal Reserve is starting to have an effect on the economy and stock market. The result has been strikingly higher market volatility in the first several months of 2000 and six-month results that were negative for the three major market indexes.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc., flush right next to second paragraph.]
--------------------------------------------------------------------------------

         As we have mentioned in earlier letters, the rising-rate environment has caused the market to punish bank stocks for a while now - disproportionately so in our view, since fundamentals for the group remain basically sound. It didn't help to have all eyes on technology stocks for most of last and early this year. As a result, the Fund had another disappointing period, returning -13.38% at net asset value (NAV) in the first half of the year.

         Nonetheless, we are maintaining our positive view, recognizing that sector investing is rotational by nature and requires a longer-term perspective. In fact, we've seen some encouraging signs this period, as investors began to believe that the Fed is coming closer to the end of its tightening cycle.

         There are other reasons for optimism, too, as portfolio management team leader Jim Schmidt discusses in his commentary on the following pages. Earnings growth remains solid for many of our banks and industry consolidation is still a dominant theme. The Fund has also increased its exposure to the non-bank financial companies that stand to benefit most from newly passed financial reform legislation.

         Perhaps most important, bank stocks remain too attractively priced to be overlooked for much longer. In this environment especially, we encourage you to consider reinvesting your distributions in the Fund if you are not already. You can do so simply by calling our toll-free shareholder assistance number found on page 14 of this report. Dividend reinvestment is a good way to compound your investment returns. This could be particularly true today, with bank stocks so inexpensive and poised to rebound, and with our fund's market price currently at a discount to its NAV.

Sincerely,

/s/Franklin C. Golden
---------------------
Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc.

================================================================================


        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                                The Southeastern
                           Thrift and Bank Fund, Inc.

           Rising interest rates continue to dog regional bank stocks
           ----------------------------------------------------------


In the first six months of 2000, regional bank stocks continued to buck the stiff headwinds of rising interest rates and a red-hot technology sector that held investors' undivided attention early in the year and sent bank stocks down to historically low levels by early March. Shortly thereafter, the group staged two brief rallies, first when tech stocks lost their luster and then in May on the belief that the Federal Reserve was nearing the end of its cycle of interest-rate hikes. But the group was stopped dead in its tracks again in June by announcements from a few of the larger regional banks that they expected earnings shortfalls due to an increase in non-performing loans. Even though bank fundamentals for the overall group remain sound and the level of problem loans is still very low, the news shook up investors who began to wonder if this was just the tip of the iceberg.

Regional bank focus hurts fund

In this difficult environment, regional bank stocks lost ground. For the six months ended June 30, 2000, The Southeastern Thrift and Bank Fund, Inc. returned -13.38% at net asset value, compared with the -1.93% return of the average open-end financial services fund, according to Lipper, Inc.

         Our performance versus the Lipper group of financial services funds suffered from our primary

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of The Southeastern Thrift and Bank Fund, Inc. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch,
Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"In this difficult environment, regional bank stocks lost ground."

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


"...12% of the Fund's net assets were invested in financial stocks outside the banking industry..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Cullen/Frost Bankers 3.4%, the second is CCB Financial Corp. 3.3%, the third BB&T Corp. 3.0%, the fourth Raymond James Financial 3.0% and the fifth Colonial BancGroup 2.7%. A note below the table reads "As a percentage of net assets on June 30, 2000."]
--------------------------------------------------------------------------------

focus on regional banks. The best stocks to own during this period were securities brokers, money-center banks and the larger diversified financial firms such as American Express. Furthermore, we did have positions in several banks whose stock declined due to disappointing earnings. These included some of our top holdings: First Tennessee, which experienced a severe drop in mortgage-banking earnings; Centura, which had declines in net interest margins as loans had to be funded with higher-cost deposits; and Wachovia, one of the banks that had to bolster their reserve level, and therefore reduce second-quarter earnings, due to an increase in non-performing loans.

A word about asset quality

Since the early 1990s, banks operating in the United States have benefited from an expanding economy and a favorable lending environment.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is FNB Financial Services followed by an up arrow with the phrase "Stock surges on takeover speculation." The second listing is BB&T Corp. followed by a down arrow with the phrase "Market thinks growth engine is slowing." The third listing is Protective Life followed by a down arrow with the phrase "slip-up allowed us to pick up this insurer on the cheap." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

The current level of non-performing assets is only 0.65% of total assets, which is an extremely low number by historical standards. Therefore, we think there is a likelihood that we will see a pickup in problem loans if the Fed's interest-rate hikes have their desired effect of slowing economic growth. We think the area most likely to experience deteriorating credit quality is syndicated loans. These are large loans, shared among a consortium of banks, made to companies that are typically rated below investment grade. In particular, loans booked in 1997 and early 1998 - when lending terms were more flexible and the market was more receptive than it is today to considering marginal credits - are vulnerable. Indeed, a handful of banks have already recognized problems in their syndicated portfolio. However, we think that the increase in bad loans across the system will be muted, and that the banking industry has established adequate loan loss reserves. On an ongoing basis, our seasoned team of managers and analysts will continue to carefully scrutinize the credit risks and prospects of our banks.

Good fundamentals

In fact, we remain encouraged by the news we are getting from our companies. Even with rising rates and an increase in non-performing assets, we still anticipate average bank earnings growth in 2000 of between 8% and 10% over 1999. Loan growth remains excellent and revenue growth remains good, especially in the fee-related line.

Boost in non-bank financials

Over the last six months, we maintained our focus on banks and thrifts in the Southeast with solid fundamentals that we can buy at bargain prices. We took profits in some of our larger-

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -13.38% total return for the Southeastern Thrift and Bank Fund, Inc. The second bar represents the -1.93% total return for Average open-end financial services fund. A note below the chart reads "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

sized banks, which rose the most during the brief rallies, and redeployed the assets into less expensive small and mid-sized bank stocks like Capital City Bank Group and First Charter Corp. We also continued to use our ability to invest a portion of the Fund's assets in more diversified financial companies. By the end of June, 12% of the Fund's net assets were invested in financial stocks outside the banking industry, up from 5% six months earlier. We believe these stand to be the biggest beneficiaries of the financial reform legislation that was passed last November. In particular, we bought life insurance companies such as AFLAC, AXA Financial, Jefferson Pilot and Protective Life, because of their good prospects and attractive valuation levels.

Mergers slow, but trend continues

Although many banks are selling at inexpensive prices that would make them ripe for being taken over at a premium, merger activity has been slow in the first half of 2000. Many banks are resisting being sold at price levels that are lower today than they were two years ago. What's more, investors still have a bad taste in their mouths from some of the headline mergers of 1997 and 1998 that have not lived up to expectations. Eventually, consolidation activity should pick up again after bank-stock prices start rising and several mergers get completed successfully.

Bank stocks remain compelling

As investors wait for signals that the Federal Reserve is done raising interest rates, bank stocks could remain volatile. We are also keeping our eyes on the potential for further asset-quality announcements that could roil the group. While these events may color our short-term view, they have not changed our positive long-term outlook. Despite sporadic credit-quality problems, the banking industry is basically healthy. Returns on equity are good, non-performing assets are still at a low level - even taking recent announcements into account - and although bank earnings growth has slowed from the unsustainable levels of the past five years, it has been far better than the performance of the stocks would indicate. This means bank stocks are still very attractively priced. In addition, the theme of industry consolidation remains solidly in place, albeit waxing and waning with the market's moves.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.


"...bank stocks are still very attractively priced."

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2000. You'll also find the net asset value per share as of that date.


Statement of Assets and Liabilities
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Notes A & C:
  Common stocks  (cost - $41,245,116)..........................    $59,365,561
  Cash equivalents (cost - $29,392) ...........................         29,392
  Joint repurchase agreement (cost - $4,883,000) ..............      4,883,000
                                                                --------------
                                                                    64,277,953
 Cash .........................................................            476
 Receivable for investments sold ..............................        468,072
 Interest receivable ..........................................          1,879
 Dividends receivable .........................................        246,381
                                                                --------------
                                   Total Assets ...............     64,994,761
                                   -------------------------------------------
Liabilities:
 Payable for investments purchased ............................      2,195,655
 Payable to John Hancock Advisers, Inc.
  and affiliates -  Note B ....................................         52,526
 Accounts payable and accrued expenses ........................         58,349
                                                                --------------
                                   Total Liabilities ..........      2,306,530
                                   -------------------------------------------
Net Assets:
 Capital paid-in ..............................................     37,213,160
 Accumulated net realized gain on investments .................      6,548,534
 Net unrealized appreciation of investments ...................     18,120,445
 Undistributed net investment income ..........................        806,092
                                                                --------------
                                   Net Assets .................    $62,688,231
                                   ===========================================

Net Asset Value Per Share:
 (Based on 3,986,504 shares outstanding - 50 million
  shares authorized with $0.001 per share par value) ..........         $15.73
 =============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ....................................................       $995,961
 Interest .....................................................        111,377
                                                               ---------------
                                                                     1,107,338
                                                               ---------------
 Expenses:
  Investment advisory fee - Note B ............................        213,332
  Administration fee - Note B .................................         49,231
  Directors' fees .............................................         32,118
  Custodian fee ...............................................         22,035
  Auditing fee ................................................         18,276
  Legal fees ..................................................         14,098
  Miscellaneous ...............................................         11,417
  Printing ....................................................          9,525
  Transfer agent fee ..........................................          4,170
                                                               ---------------
                                   Total Expenses .............        374,202
                                   -------------------------------------------
                                   Net Investment Income ......        733,136
                                   -------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ........................      1,790,167
 Change in net unrealized appreciation/depreciation
  of investments ..............................................    (12,213,261)
                                                               ---------------
                                   Net Realized and Unrealized
                                   Loss on Investments ........    (10,423,094)
                                   -------------------------------------------
                                   Net Decrease in Net Assets
                                   Resulting from Operations ..    ($9,689,958)
                                   ===========================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                             SIX MONTHS ENDED
                                                                                          YEAR ENDED          JUNE 30, 2000
                                                                                      DECEMBER 31, 1999        (UNAUDITED)
                                                                                      -----------------      ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .............................................................      $1,387,854              $733,136
 Net realized gain on investments sold .............................................      12,290,751             1,790,167
 Change in net unrealized appreciation/depreciation of investments .................     (26,211,560)          (12,213,261)
                                                                                      --------------        --------------
  Net Decrease in Net Assets Resulting from Operations .............................     (12,532,955)           (9,689,958)
                                                                                      --------------        --------------
Distributions to Shareholders:
 Dividends from net investment income ($0.3500 and none per share, respectively) ...      (1,395,277)                -
 Distributions from capital gains ($2.3232 and none per share, respectively) .......      (9,261,287)                -
                                                                                      --------------        --------------
  Total Distributions to Shareholders ..............................................     (10,656,564)                -
                                                                                      --------------        --------------
Net Assets:
 Beginning of period ...............................................................      95,567,708            72,378,189
                                                                                      --------------        --------------
 End of period (including undistributed net investment income
  of $72,956  and $806,092, respectively) ..........................................     $72,378,189           $62,688,231
                                                                                      ==============        ==============

Analysis of Common Share Transactions:

                                                                                                  SIX MONTHS ENDED
                                                                  YEAR ENDED                       JUNE 30, 2000
                                                               DECEMBER 31, 1999                    (UNAUDITED)
                                                           -------------------------       -------------------------------
                                                             SHARES         AMOUNT           SHARES               AMOUNT
                                                           ----------    -----------       ----------          -----------
Shares outstanding, beginning of period...................  3,986,504    $37,213,160       3,986,504           $37,213,160
                                                           ----------    -----------      ----------          ------------
Shares outstanding, end of period ........................  3,986,504    $37,213,160       3,986,504           $37,213,160
                                                           ==========    ===========      ==========          ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Financial Highlights

Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,               SIX MONTHS ENDED
                                                          ---------------------------------------------------------  JUNE 30, 2000
                                                           1995(1)      1996         1997        1998        1999     (UNAUDITED)
                                                          --------    --------     --------    --------    -------- ----------------

Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................  $9.930      $14.380      $17.560     $27.910    $23.970       $18.160
                                                         --------    ---------    ---------   ---------  ---------     ---------
 Net Investment Income ..................................   0.219        0.280        0.316       0.328      0.348         0.184
 Net Realized and Unrealized Gain (Loss) on Investments .   4.513(2)     3.295(2)    10.372(2)   (1.986)    (3.485)       (2.614)
                                                         --------    ---------    ---------   ---------  ---------     ---------
  Total from Investment Operations ......................   4.732        3.575       10.688      (1.658)    (3.137)       (2.430)
                                                         --------    ---------    ---------   ---------  ---------     ---------
 Less Distributions:
  Dividends from Net Investment Income ..................  (0.219)      (0.274)      (0.310)     (0.320)    (0.350)          -
  Distributions from Net Realized Gain on
   Investments Sold .....................................  (0.063)      (0.121)      (0.028)     (1.962)    (2.323)          -
                                                         --------    ---------    ---------   ---------  ---------     ---------
  Total Distributions ...................................  (0.282)      (0.395)      (0.338)     (2.282)    (2.673)          -
                                                         --------    ---------    ---------   ---------  ---------     ---------
 Net Asset Value, End of Period ......................... $14.380      $17.560      $27.910     $23.970    $18.160       $15.730
                                                         ========    =========    =========   =========  =========     =========
 Per Share Market Value, End of Period .................. $13.750      $16.375      $30.250     $22.375    $15.500       $13.125
 Total Investment Return at Market Value ................  45.66%       21.96%       91.59%     (18.37%)   (18.94%)      (15.32%)(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............... $57,297      $69,980     $111,266     $95,568    $72,378       $62,688
 Ratio of Expenses to Average Net Assets ................   1.31%        1.13%        1.06%       0.97%      1.05%         1.15%(4)
 Ratio of Net Investment Income to Average Net Assets ...   1.73%        1.79%        1.45%       1.22%      1.52%         2.25%(4)
 Portfolio Turnover Rate ................................     14%          13%          16%          9%        14%           11%


(1) All per share amounts and net asset values have been restated to reflect the
    2-for-1 stock split effective November 30, 1995.
(2) Net of federal income taxes of $0.35 for December 31, 1995, $0.48 for
    December 31, 1996 and $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.
(3) Not annualized.
(4) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Schedule of Investments
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------    --------

COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (14.32%)
 Alabama National Bancorp. ........................       45,000        $891,563
 AmSouth Bancorp. .................................       91,188       1,436,211
 Colonial BancGroup, Inc. .........................      184,612       1,661,508
 Compass Bancshares, Inc. .........................       48,525         827,958
 Peoples Banctrust, Co., Inc. .....................       53,000         609,500
 Regions Financial Corp. ..........................       73,772       1,466,218
 Security Federal Bancorp., Inc. ..................       33,600         344,400
 Southern Banc Co., Inc. ..........................       32,900         308,438
 SouthTrust Corp. .................................       63,395       1,434,312
                                                                      ----------
                                                                       8,980,108
                                                                      ----------
Florida (7.37%)
 Capital City Bank Group, Inc. ....................       61,350       1,196,325
 Commercial Bankshares, Inc. ......................       28,753         510,366
 Community Savings Bankshares, Inc. ...............       54,000         614,250
 Gateway American Bancshares, Inc. ................      100,000         225,000
 Pointe Financial Corp. ...........................       19,000         172,188
 Republic Security Financial Corp. ................      102,910         514,550
 Seacoast Banking Corp. (Class A) .................       51,500       1,390,500
                                                                      ----------
                                                                       4,623,179
                                                                      ----------
Georgia (5.79%)
 ABC Bancorp. .....................................       24,500         235,812
 CCF Holding Co. ..................................       26,047         322,332
 Century South Banks, Inc. ........................       59,284       1,148,627
 Eagle Bancshares, Inc. ...........................       30,500         346,937
 Flag Financial Corp. .............................      109,750         487,016
 SunTrust Banks, Inc. .............................       23,792       1,086,997
                                                                      ----------
                                                                       3,627,721
                                                                      ----------

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------    --------

Louisiana (2.85%)
 IBERIABANK Corp. .................................       22,000        $338,250
 Whitney Holding Corp. ............................       42,300       1,446,131
                                                                      ----------
                                                                       1,784,381
                                                                      ----------
Mississippi (5.34%)
 BancorpSouth, Inc. ...............................       59,500         836,719
 Hancock Holding Co. ..............................       19,165         651,610
 Lamar Capital Corp. ..............................       54,000         442,125
 Peoples Holding Co. (The) ........................       23,400         468,000
 Trustmark Corp. ..................................       54,500         950,344
                                                                      ----------
                                                                       3,348,798
                                                                      ----------
North Carolina (19.93%)
 Bank of America Corp. ............................       24,424       1,050,232
 BB&T Corp. .......................................       78,304       1,869,508
 CCB Financial Corp. ..............................       55,914       2,068,818
 Centura Banks, Inc. ..............................       45,162       1,532,685
 First Charter Corp. ..............................       31,000         488,250
 First Citizens BancShares, Inc. (Class A) ........       17,556       1,044,582
 First Savings Bancorp., Inc. .....................        9,910         161,038
 First Union Corp. ................................       32,822         814,396
 FNB Financial Services Corp. .....................       35,500         461,500
 LSB Bancshares, Inc. .............................       56,512         692,272
 Mutual Community Savings Bank ....................       17,070         157,898
 Rowan Bankcorp, Inc.* ............................       15,000         240,000
 South Street Financial Corp. .....................       95,000         653,125
 Wachovia Corp. ...................................       23,173       1,257,135
                                                                      ----------
                                                                      12,491,439
                                                                      ----------
South Carolina (2.94%)
 First Financial Holdings, Inc. ...................      103,500       1,423,125
 Plantation Financial Corp. .......................       28,000         420,000
                                                                      ----------
                                                                       1,843,125
                                                                      ----------
Tennessee (3.35%)
 First Tennessee National Corp. ...................       83,580       1,384,294
 National Commerce Bancorp. .......................       44,574         715,970
                                                                      ----------
                                                                       2,100,264
                                                                      ----------
Virginia (4.98%)
 Century Bancshares, Inc.* ........................       11,576          68,009
 Commonwealth Bankshares, Inc. ....................       39,653         237,918
 Community Bankshares, Inc. .......................        3,000          54,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------    --------

Virginia (continued)
F & M National Corp. ..............................       30,664        $643,944
First Virginia Banks, Inc. ........................       26,975         939,067
Guaranty Financial Corp. ..........................       32,500         249,844
Marathon Financial Corp. ..........................       11,500          60,734
Rockingham Heritage Bank* .........................       36,120         293,475
Salem Bank & Trust ................................       30,779         423,211
Shore Financial Corp. .............................       21,000         152,250
                                                                      ----------
                                                                       3,122,452
                                                                      ----------
                           TOTAL BANKS, SAVINGS AND
                               LOANS - SOUTHEASTERN      (66.87%)     41,921,467
                                                        --------      ----------

ISSUER, DESCRIPTION, STATE
--------------------------

Banks and Thrifts - Other Regions (15.79%)
 Bank of the Ozarks, Inc. (AR) ....................       35,000         573,125
 CB Bancshares, Inc. (HI) .........................        8,477         208,746
 Cullen/Frost Bankers, Inc. (TX) ..................       80,950       2,129,997
 Equitable Bank* (MD) .............................       35,700         465,216
 Firstar Corp. (WI) ...............................       19,291         406,317
 Local Financial Corp.* (OK) ......................       90,000         750,937
 Mercantile Bankshares Corp. (MD) .................       37,500       1,117,969
 One Valley Bancorp., Inc. (WV) ...................       16,000         500,000
 Prosperity Banchares, Inc. (TX) ..................       23,000         370,875
 Provident Financial Group, Inc. (OH) .............       19,000         452,437
 SFC Acquisition Corp.* (AR) (r) ..................       50,000         510,937
 Simmons First National Corp.
  (Class A) (AR) ..................................       32,000         716,000
 Summit Bancshares, Inc. (TX) .....................       66,000       1,138,500
 Superior Financial Corp.* (AR) ...................       24,750         252,914
 Texas Regional Bancshares, Inc.
  (Class A) (TX) ..................................       12,000         304,500
                                                                      ----------
                                                                       9,898,470
                                                                      ----------
Other (12.04%)
 AFLAC, Inc. ......................................       20,000         918,750
 AXA Financial, Inc. ..............................       15,000         510,000
 Fannie Mae .......................................       20,000       1,043,750
 Household International, Inc. ....................       14,000         581,875
 Jefferson Pilot Corp. ............................       10,000         564,375
 Lehman Brothers Holdings, Inc. ...................        5,000         472,812
 Protective Life Corp. ............................       34,500         918,562
 Raymond James Financial, Inc. ....................       82,800       1,863,000
 Schwab (Charles) Corp. (The) .....................       20,000         672,500
                                                                      ----------
                                                                       7,545,624
                                                                      ----------
                                TOTAL COMMON STOCKS
                                 (Cost $41,245,116)      (94.70%)     59,365,561
                                                       ---------      ----------


                                INTEREST        PAR VALUE           MARKET
ISSUER, DESCRIPTION               RATE        (000s OMITTED)        VALUE
-------------------             --------      -------------         ------

SHORT-TERM INVESTMENTS
Cash Equivalents
 Deposits in Mutual Banks ......                   $29              $29,392
                                                                 ----------
Joint Repurchase Agreement
 Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. - Dated
  06-30-00, due 07-03-00
  (Secured by U.S. Treasury
  Bond, 9.125% due 05-15-18
  and 8.125% due 05-15-21)
  - Note A .....................   6.550%        4,883            4,883,000
                                                                 ----------
             TOTAL SHORT-TERM INVESTMENTS       (7.84%)           4,912,392
                                              --------           ----------
                        TOTAL INVESTMENTS     (102.54%)          64,277,953
                                              --------           ----------
        OTHER ASSETS AND LIABILITIES, NET       (2.54%)          (1,589,722)
                                              --------           ----------
                         TOTAL NET ASSETS     (100.00%)         $62,688,231
                                              ========          ===========

 *  Non-income producing security.

(r) The security listed below is a direct placement and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of
    1933 with respect to restricted securities (not including Rule 144A securities).
    In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                         MARKET
                                                       VALUE AS A      MARKET
                                                       PERCENTAGE      VALUE
                       ACQUISITION     ACQUISITION      OF FUND'S       AS OF
                          DATE            COST         NET ASSETS   JUNE 30, 2000
                       -----------     -----------     ----------   -------------
SFC Acquisition Corp.    03-30-98       $500,000          0.82%        $510,937


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  The Southeastern Thrift and Bank Fund, Inc.


(UNAUDITED)
NOTE A -

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity, at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income is generally distributed semiannually and capital gains are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
INVESTMENT ADVISORY AND ADMINISTRATION FEES
AND TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

         The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2.00% of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  The Southeastern Thrift and Bank Fund, Inc.


the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

         The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

         The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers or affiliates of the Adviser.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 2000, aggregated $6,830,727 and $7,342,004, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 2000.

         The cost of investments owned at June 30, 2000 (excluding deposits in mutual savings banks) for federal income tax purposes was $46,193,479. Gross unrealized appreciation and depreciation of investments aggregated $21,235,601 and $3,151,127, respectively, resulting in net unrealized appreciation of $18,084,474.

NOTE D -
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

         In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

         Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

         The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

         The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.



end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning The Southeastern Thrift and Bank Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

=====================================NOTES======================================

                   The Southeastern Thrift and Bank Fund, Inc.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                     ------------------
       A Global Investment Management Firm                        Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                        PAID
                                                              S. Hackensack, NJ
                                                                Permit No. 750
                                                              ------------------










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